Municipal Income Fund

Investing for the Highest
Possible Income exempt
from Federal Income Taxes
that is Consistent with the
Preservation of Principal


Annual Report
December 31, 1996

Municipal Income Fund
11 Hanover Square, New York, NY 10005
1-800-847-4200
1-212-363-1100
http://www.bull-and-bear.com

February 14, 1997

Dear Shareowner:

              We are very pleased to submit this First Report since shareowners voted to convert Bull & Bear Municipal Income Fund to closed-end status at their Special Meeting on October 23, 1996. The conversion was effective November 8, 1996 and the Fund's shares are now listed and traded on the American Stock Exchange (symbol: BBM). The Fund's Board of Directors anticipates that the change may help reduce the Fund's operating expenses. This, together with the greater investment flexibility now available to the Fund, is expected to enhance the potential for a higher yield and total return as the Fund seeks to provide the highest possible income exempt from Federal income taxes for its shareowners that is consistent with preservation of principal, with capital appreciation as a secondary objective.


Review and Outlook

              Municipal bonds generally provided attractive yields and rates of return in 1996. As the year progressed, the economy was characterized by moderate growth and consistently low levels of inflation. Reflecting this, the Federal Reserve has maintained its targeted Federal Funds rate, the amount banks charge each other for overnight loans, at a relatively low level of 5.25% since January 1996. This is the longest period of unchanged rates since 1993, and confirms the modestly expanding overall economy and acceptable rates of inflation we have enjoyed throughout this period.

     Over 1.2 million new jobs were created during the last six months of 1996. Although this was about 25% less than were created during the first half of the year, the unemployment rate nevertheless fell to its lowest level since 1989. Other measures of employment, such as the length of the average work week and overtime hours also continue to confirm increased demands for labor. Tightness in labor markets needs to be monitored closely because it creates the potential for inflationary pressure on wages, and as personal income rises, the demand for goods and services rises throughout the economy.

              Many states and municipalities began to experience increased revenues during the year. We believe this trend should remain intact in 1997, as the economy continues to maintain moderate growth rates. While increased revenues contribute to a reduction in the potential supply of municipal debt, many issuers have also projected operating budget increases due to the reduction or elimination of Federal programs or funding. One concern that has had a reduced impact on municipal debt yield levels is the elimination of the threat of radical tax reform for the foreseeable future.

              Looking ahead, we see several variables that support the continuation of last year's moderate growth and low inflation experience. While personal income continues to grow at a rapid pace, demand pressures should be moderated by high levels of consumer debt. Demographic trends should also restrain consumption, particularly demand related to housing and durable goods.


Dividend Reinvestment Plan

              The Bull & Bear Municipal Income Fund Dividend Reinvestment Plan is particularly attractive because quarterly dividend distributions are reinvested without charge at the lower of net asset value per share or
market  price.   The  market  price  is  determined  by  averaging  the  closing ex-dividend prices of the Fund on the American Stock Exchange for the five trading days prior to the payment date. Reinvesting at the lower of net asset value or market price per share can be a considerable advantage for shareowners, and can contribute importantly to growing your investment over time.

We appreciate your support and look forward to continuing to serve your investment needs.





Sincerely,



Robert D. Anderson                               Steven A. Landis
Vice Chairman                                    Senior Vice President
                                                 Portfolio Manager

Mutual Funds

Bull & Bear Dollar
Reserves

A high quality money market fund investing in U.S. Government securities. Income is generally free from state income and intangible personalproperty taxes. Free, unlimited check writing with only a $250 minimum per check.


Bull & Bear Gold
Investors

Seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar.

Bull & Bear
Special Equities Fund

Invests aggressively for maximum capital appreciation.

Bull & Bear
U.S. and Overseas Fund

Invests worldwide for the highest possible total return.

Call our toll-free number for a prospectus containing more complete information, including charges and expenses. Please read it carefully before you invest.

Closed-end  investment  companies  listed on the American  Stock Exchange

Bull & Bear  Global  Income  Fund

Investing for a high level of income from a global portfolio of primarily investment grade fixed income securities.

Bull  &  Bear  Municipal

Investing for the highest possible income exempt from Income Fund Federal income tax that is consistent with preservation of principal.

Bull & Bear U.S.
Government Securities

Investing for a high level of current income, liquidity and safety of principal.

Discount Brokerage
Services

Bull & Bear
Securities, Inc.

Receive the investment information you need and the low commissions you expect. Plus you can earn American Airlines(R) AAdvantage(R) miles every time you trade. And you can save an additional 10% off our already low commission rates when you use Bull & Bear PC OnLine Investment CenterSM and/or Bull & Bear TeleQuote/ TeleTrade SM. (There is no Check writing minium for Bull & Bear Performance Plus Accounts)


Call Toll Free1-800-VIP-4200 Total Return Performance. For the period ended December 31, minimum for 1996, Bull & Bear Dollar Reserves' 7-day Bull & Bear compound yield was 4.75% on a current yield of Performance 4.64%. Past performance does not guarantee Plus(R) future results. Investment return will accounts.) fluctuate, and there can be no assurance a net asset value of $1.00 per share will be able to be maintained.

                     BULL & BEAR MUNICIPAL INCOME FUND, INC.
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 1996


                                                                    STANDARD
PRINCIPAL                                                            & POOR'S                 MARKET
AMOUNT                                                                RATING                  VALUE
          MUNICIPAL BONDS (100.0%)
          ALASKA (4.2%)
 $450,000 Alaska Energy Authority Power Revenue Bonds,
          7.25%, due 7/1/21                                                AAA                $     495,284
                                                                                              -------------

          ARIZONA (7.1%)
  755,000 Phoenix General Obligation Bonds, Series A,
          6.25%, due 7/1/16                                                AA+                      837,129

          COLORADO (4.3%)
  480,000 Colorado Student Obligation Board Authority Revenue
          Bonds, Series A3, 7.25%, due 9/1/05                              A*                       500,794
                                                                                             --------------

          GEORGIA (8.5%)
  800,000 Georgia State Municipal Electric Authority Power Revenue
          Bonds, 8.25%, due 1/1/11                                         AA-                    1,003,408

          HAWAII (12.6%)
  500,000 Hawaii County General Obligation Bonds, Series A, 5.60%,
          due 5/1/13                                                       AAA                      514,725
  800,000 Honolulu City & County General Obligation Bonds, Series
          A, 8.75%, due 1/1/03                                             AA                       970,352
                                                                                                  1,485,077
          LOUISIANA (4.5%)
  500,000 Louisiana Public Facility Authority Revenue Bonds,
          Series A2, 6.50%, due 3/1/02                                     AAA*                     529,840

          MICHIGAN (4.6%)
  500,000 Monroe County Pollution Control Revenue Bonds, Series I,
          7.30%, due 9/1/19                                                AAA                      545,365

          MISSISSIPPI (4.2%)
  500,000 Mississippi State General Obligation Bonds, 5.10%, due           AA-                      493,560
                                                                                             --------------
          11/15/11

          NEVADA (4.4%)
  500,000 Nevada Housing Division Single Family Revenue Bonds,
          6.35%, due 10/1/12                                               AAA                      511,660

          NEW MEXICO (5.2%)
  600,000 Las Cruces Revenue Bonds, 5.45%, due 12/1/08                     AAA                      604,470
                                                                                             --------------

          NEW YORK (15.1%)
 $315,000 City of New York General Obligation Bonds, Series D,
          7.5%, due 2/1/16                                                 BBB+               $     348,907
  500,000 New York State Dormitory Authority State University
          Revenue Bonds, Series C, 7.375%, due 5/15/10                     BBB+                     581,935
  750,000 New York State Energy Research & Development Authority
          Revenue Bonds, 7.125%, due 12/1/29                               A+                       845,872
                                                                                                  1,776,714
          OKLAHOMA (4.4%)
  500,000 McAlester Public Works Authority Revenue Bonds, 5.50%,
          due 12/1/09                                                      AAA                      509,710

          PENNSYLVANIA (2.4%)
  250,000 Philadelphia Water & Waste Revenue Bonds, 6.25%, due             AAA                      274,837
                                                                                             --------------
          8/1/11

          TEXAS (13.6%)
  500,000 Austin Independent School District General Obligation
          Bonds, 5.75%, due 8/1/16                                         AAA                      507,515
  500,000 Dallas-Fort Worth International Airport Revenue Bonds,
          7.25%, due 11/1/30                                               BAA                      539,380
  500,000 Port Corpus Christi Authority Revenue Bonds, 7.50%, due          A+                       554,745
                                                                                             --------------
          8/1/12
                                                                                                  1,601,640
          WISCONSIN (4.9%)
  500,000 Wisconsin Clean Water Revenue Bonds, Series 1,
          6.875%, due 6/1/11                                               AA                       578,655

          TOTAL INVESTMENTS (COST:  $11,281,544) (100.0%)                                       $11,748,143
                                                                                                ===========

          *  Moody's rating.



               See    accompanying    notes    to financial statements.

MUNICIPAL INCOME FUND



STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

ASSETS:
Investments at market value (cost: $11,281,544) (note 1)                   $11,748,143
Interest receivable                                                            229,089
Other assets
                                                                                   928
     Total assets                                                           11,978,160
                                                                          ------------
LIABILITIES:
Demand note payable to bank (note 5)                                           407,036
Accrued expenses                                                                23,734
Accrued management fees                                                          5,832
Other liabilities                                                               50,268
                                                                       ---------------
     Total liabilities                                                         486,870
                                                                        --------------
NET ASSETS: (applicable to 700,412 outstanding shares: 1,000,000,000
shares of $.01                                                             $11,491,290
                                                                           ===========
par value authorized)
NET ASSET VALUE PER SHARE ($11,491,290 _ 700,412 shares outstanding)            $16.41
                                                                                ======
At December 31, 1996, net assets consisted of:
Paid-in capital                                                            $11,536,695
Net unrealized appreciation on investments                                     466,599
   Accumulated net realized loss on investments                              (512,004)
                                                                       ---------------
                                                                           $11,491,290
















         See   accompanying   notes   to   financial statements.

                              MUNICIPAL INCOME FUND

STATEMENT OF OPERATIONS
Year Ended December 31, 1996

INVESTMENT INCOME:
Interest                                                          $818,933
========                                                          --------
EXPENSES:
=========
Investment management (note 3)                                      84,516
==============================                                      ======
Distribution (note 3)                                               43,364
=====================                                               ======
Custodian                                                           39,862
=========                                                           ======
Professional (note 3)                                               31,063
=====================                                               ======
Transfer agent                                                      25,725
===============                                                     ======
Registration (note 3)                                               14,718
=====================                                               ======
Interest (note 5)                                                    6,998
=================                                                    =====
Shareholder administration (note 3)                                  6,539
===================================                                  =====
Directors                                                            3,984
=========                                                            =====
Other                                                               16,131
=====                                                           ----------
    Total expenses                                                 272,900
==================                                                 =======
    Investment management fees waived (note 3)                    (36,901)
==============================================                 -----------
    Net expenses                                                   235,999
================                                                 ---------
    Net investment income                                          582,934
==========================                                       ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                    22,276
Unrealized depreciation of investments during the period         (523,058)
    Net realized and unrealized loss on investments              (500,782)
    Net increase in net assets resulting from operations         $  82,152














                    See   accompanying   notes  to  financial statements.

                              MUNICIPAL INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31,


                                                                          1996               1995
=====                                                                   --------------        =====
OPERATIONS:
Net investment income                                                    $     582,934        $     704,825
=====================                                                    =============        =============
Net realized gain on investments                                                22,276              732,969
================================                                                ======            =========
Unrealized appreciation (depreciation) of investments during the                                  1,080,255
================================================================                 -----         ------------
period                                                                       (523,058)
======                                                                       ---------
Net increase in net assets resulting from operations                            82,152            2,518,049
====================================================                            ======            =========

Subtraction from paid-in capital (note 6)                                     (70,200)                   --
=========================================                                     ========                   ==
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($.70 and $.69 per
share,                                                                       (596,590)            (700,080)
======                                                                       =========            =========
  respectively)
===============
CAPITAL SHARE TRANSACTIONS:
Decrease in net assets resulting from capital share transactions           (4,144,103)          (1,519,230)
================================================================        --------------       --------------
(a)
Total increase (decrease) in net assets                                    (4,728,741)              298,739
=======================================                                    ===========              =======
NET ASSETS:
Beginning of period                                                         16,220,031           15,921,292
===================                                                       ------------         ------------
End of period (including accumulated net investment income of
=============================================================
$4,745 in    1995)                                                         $11,491,290          $16,220,031
==================                                                         ===========          ===========
--------------



(a)  Transactions in capital shares were as follows:


                                                                 1996                                       1995
                                                                ------                                     -----
                                                              Shares           Value                 Shares                Value
Shares sold                                                  59,832       $   980,999                 736,003        $11,827,618
===========                                                  ======       ===========                 =======        ===========
Shares issued in reinvestment of
distributions                                                26,039           418,484                  29,906            487,921
=============                                                ======           =======                  ======           ========
Shares redeemed                                           (337,526)                                 (857,584)       (13,834,769)
===============                                           ---------                 -               ---------       ------------
                                                                          (5,543,586)
Net decrease                                              (251,655)      $(4,144,103)                (91,675)       $(1,519,230)
============                                              =========      ============             ===========       ============







            See   accompanying   notes  to  financial statements.

                              MUNICIPAL INCOME FUND

                          Notes to Financial Statements


(1) The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund's shares are listed on the American Stock Exchange, Inc. The investment objective of the Fund is to provide investors with the maximum level of income exempt from Federal income tax that is consistent with the preservation of capital, as set forth in its prospectus. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, municipal securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the mean between the most recently quoted bid and asked prices. Money market securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the most recent bid price or yield equivalent. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by or under the direction of the Board of Directors. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts are amortized in accordance with income tax regulations. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 1996, the Fund had an unused capital loss carryforward of approximately $512,000 which expires in 2002. Based on Federal

                              MUNICIPAL INCOME FUND
income tax cost of $11,281,544, gross unrealized appreciation and gross unrealized depreciation were $513,871 and $47,272, respectively, at December 31, 1996.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 6/10 of 1% on the first $500 million and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. For the year ended December 31, 1996, $36,901 of management fees were waived. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's former Distributor. The Fund reimbursed the Investment Manager $7,413 for providing certain administrative and accounting services at cost for the year ended December 31, 1996.

The Fund had a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Fund reimbursed the Distributor in an amount up to one-half of one percent per annum of the Fund's average daily net assets for expenditures which are primarily intended to result in the sale of the Fund's shares. The Distributor had voluntarily limited the amount of reimbursement to 0.35 of one percent per annum of the Fund's daily net assets. Effective with the conversion of the Fund to a closed-end management investment company, the 12b-1 Plan was terminated. Investor Service Center received $6,539 for shareholder administration services it provided to the Fund at cost for the period from January 1, 1996 to November 8, 1996.

(4) Purchases and proceeds of sales of securities other than short term notes aggregated $10,710,608 and $14,091,169, respectively, for the year ended December 31, 1996.

(5) The Fund has a committed bank line of credit for temporary or emergency purposes. As part of the agreement the Fund is required to pledge securities it holds in its portfolio if there is an outstanding balance. At December 31, 1996, there was $407,036 outstanding and the interest rate was

                              MUNICIPAL INCOME FUND
equal to the Federal Reserve Funds Rate plus 1.75 percentage points. For the year ended December 31, 1996, the weighted average interest rate was 7.09% based on the balances outstanding during the period and the weighted average amount outstanding was $98,710.


                              MUNICIPAL INCOME FUND

(6) A Special Meeting of Shareholders ("Special Meeting") of Bull & Bear Municipal Income Fund, a series of Bull & Bear Municipal Securities, Inc. (the "Series Fund") was held on September 19, 1996 pursuant to notice given to all shareholders of record at the close of business on August 8, 1996. At the Special Meeting, insufficient votes were obtained to approve charter amendments of Series Fund that would result in the conversion of Series Fund from open-end to closed-end status, deletion of Series Fund's investment restrictions on authority to borrow money, secure indebtedness and purchase securities with conditions on resale, and amendment of Series Fund's investment restriction on authority to issue senior securities with 368,646 shares voting in favor of the proposal, 89,237 shares voting against the proposal, and 54,319 shares abstaining.

A second Special Meeting of Series Fund was held on October 23, 1996 pursuant to notice given to all shareholders of record at the close of business on September 30, 1996. At the Special Meeting, shareholders approved charter amendments of Series Fund that would result in the conversion of Series Fund from open-end to closed-end status, deletion of Series Fund's investment restrictions on authority to borrow money, secure indebtedness and purchase securities with conditions on resale, and amendment of Series Fund's investment restriction on authority to issue senior securities with 469,818 shares voting in favor of the proposal, 72,038 shares voting against the proposal, and 31,878 shares abstaining.

Effective November 8, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company pursuant to the vote of the Fund's shareholders on October 23, 1996. In connection with the conversion, costs of approximately $70,200 have been charged against paid-in capital. In addition, the Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Directors in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are

                              MUNICIPAL INCOME FUND
valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

                              MUNICIPAL INCOME FUND

                              FINANCIAL HIGHLIGHTS




                                                        Years Ended December 31,



PER SHARE DATA                                   1996               1995                1994                1993            1992
==============                                =--------========   --------========    --------======= --------========== =------
Net asset value at beginning of                         $ 17.04           $  15.25           $  17.63           $ 17.06     $  17.27
===============================                         -------           --------           --------           -------     --------
period
Income from investment operations:
Net investment income                                       .69                .70                .68               .75          .89
=====================                                       ===                ===                ===               ===          ===
Net realized and unrealized gain                          (.62)               1.78             (2.38)              1.02          .11
================================                    ----------=         ----------        ===========          --------    ---------
(loss) on investments
     Total from investment operations                       .07               2.48             (1.70)              1.77         1.00
=====================================                ----------         ----------       ============          --------    ---------
Less distributions:
===================
Distributions from net investment                         (.70)              (.69)              (.68)             (.75)        (.89)
=================================                         =====              =====              =====             =====        =====
income
======
Distributions from net realized gains                 --                 --                --                     (.45)        (.32)
=====================================         ----------========-----------======== ---------========         --------=    --------=
on investments
==============
     Total distributions                                  (.70)              (.69)              (.68)            (1.20)       (1.21)
========================                             ---------=       -----------=        ----------=         --------=    --------=
Net asset value at end of period                        $ 16.41           $  17.04           $  15.25           $ 17.63     $  17.06
================================                        =======           ========           ========           =======     ========
Per share market value at end of                        $ 14.38
                                                        =======
period
TOTAL RETURN                                               .61%             16.58%            (9.76)%            10.59%        6.04%
                                                    ==========          =========        ==========            =======     ========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's                      $11,491           $16,220             $15,921           $21,345      $20,781
                                                        =======        ============           =======          =======
omitted)
Ratio of expenses to average net                          1.68%              1.78%              1.60%             1.61%        1.60%
                                                     =========         ==========         ==========           =======     ========
assets (a) (c)
Ratio of net investment income to                         4.14%              4.31%              4.23%             4.25%        5.19%
                                                     =========         ==========         ==========           =======     ========
average net assets (b)
Portfolio turnover rate                                     78%               172%               275%          74%              320%
                                                    ==========          =========          =========         =======        ========
-----------------------

(aRatio prior to reimbursement by the Investment Manager was 1.94%, 1.95%, 1.71%, 1.62% and 1.62% for the years ended December 31, 1996, 1995, 1994, 1993 and 1992, respectively. (bRatio prior to reimbursement by the Investment Manager was 3.88%, 4.14%, 4.12%, 4.24% and 5.84% for the years ended December 31, 1996,
1995, 1994, 1993, and 1992, respectively. (cRatio after the reduction of custodian fees under a custodian agreement was 1.62% for 1995. Prior to 1995, such reductions were reflected in the expense ratios. There were no custodian fee credits for 1996.


                              MUNICIPAL INCOME FUND


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               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors and  Shareowners  of Bull & Bear  Municipal  Income Fund,
  Inc.:


      We have audited the accompanying statement of assets and liabilities of Bull & Bear Municipal Income Fund, Inc. including the schedule of portfolio investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear Municipal

                              MUNICIPAL INCOME FUND

Income Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
January 17, 1997



                              MUNICIPAL INCOME FUND

Municipal Income Fund
11 Hanover Square
New York, NY 10005
1-800-847-4200 1-212-363-1100 http://www.bull-and-bear.com Call toll-free for Fund performance, telephone purchases, exchanges among the Bull & Bear Funds, and to obtain information concerning your account.
1-800-847-4200
1-212-363-1100


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.








                              MUNICIPAL INCOME FUND


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